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INDEPENDENT AUDITORS' CONSENT
Merrill Lynch Middle East/Africa Fund, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 7 to Registration Statement No. 33-55843 of our report dated January 19, 1999 appearing in the annual report to shareholders of Merrill Lynch Middle East/Africa Fund, Inc. for the year ended November 30, 1998, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.





/s/ Deloitte & Touche LLP


Deloitte & Touche LLP
Princeton, New Jersey
March 29, 1999